Defined Asset Funds[SM]

Municipal
Investment
Trusts
Maryland
300 Series

Merrill Lynch

Imagine This -- Twelve Times A Year, Uncle Sam Gives Maryland Residents A Nice Little Present.

Uncle Sam and the State of Maryland let you keep all of the investment income you've earned completely free of regular federal tax and Maryland personal income taxes. Sound too good to be true? Not if you put your money into Defined Asset Funds[SM] Municipal Investment Trusts Maryland Series.

Over the years, rounds of tax reform have eliminated many of the ways Maryland residents reduce their tax bill. Municipal bonds have remained a significant source of tax-free income. For more than ten years, Maryland investors have been adding balance to their portfolios, while lessening their tax burden with Defined Asset Funds[SM] Municipal Investment Trusts.

A Tax-Free Check Every Month

Defined Asset Funds[SM] Municipal Investment Trusts Maryland Series invest in Maryland municipal bonds that help finance projects such as roads, schools, water systems and health care facilities. The monthly income you receive from them is 100% federally and Maryland tax exempt--which means you get to keep more of what you've earned.

It's Straightforward and Simple

With Defined Asset Funds Municipal Investment Trusts, your investment is straightforward. With our Funds, you have the comfort of knowing which bonds are in the Fund, when they are scheduled to mature, and what you may earn each month--all before you buy. It's that simple!

"Buy and Hold" for Value

The "buy and hold" philosophy of a Defined Municipal Investment Trust can be an efficient alternative to investing in an actively managed municipal bond fund. While every investment has inherent risks, historically municipal bonds have been considered second in credit safety only to U.S. government securities. Simply put, active management may not be as necessary for a portfolio of quality municipal bonds.

Reduced Risk Through Diversification

Defined Asset Funds team of experienced buyers selects a number of bonds for each Municipal Investment Trust, with an eye toward quality. Holding several different bonds, instead of just one, helps to diversify your investment and spread out your risk. Achieving a comparable level of diversification by buying individual bonds could require an investment many times larger.

You Earn Income Every Month

Our Municipal Investment Trusts distribute annual net income in 12 approximately equal payments--unlike most bonds which pay interest only twice a year. Your monthly interest payments aren't necessarily affected by changes in prevailing interest rates. Payments vary somewhat as bonds are sold, called or mature, or if Fund expenses change.

Reinvestment Option

Reinvesting helps to compound your income tax-free. You can elect to automatically reinvest your distributions into a separate Portfolio of federally tax-exempt bonds at no additional sales charge. However, income from the reinvestment Portfolio may not be fully exempt from Maryland taxes.

Tax-Free Yield vs. Taxable Yield

Find out what a tax-free yield is really worth to you. High yields on many investments look attractive, but it's what you earn after taxes that counts. Depending on your income bracket, a tax-free yield may actually be worth more dollars in your pocket than a higher taxable yield.

The income paid by most Maryland municipal bonds is exempt from regular federal and Maryland personal income taxes for non-corporate investors. Some of the income may be subject to Alternative Minimum Tax (AMT).

To compare the yield of a municipal bond to an investment subject to federal income taxes, use the chart below to figure out the "taxable equivalent yield."

                                         A Comparison of Taxable and Tax-Free Yields

                                       Then This                                 Tax-Free Yield of
                                        is Your    ------------------------------------------------------------------------------
                                       Combined     4%      4.5%      5%      5.5%      6%       6.5%     7%        7.5%     8%
                                       Effective   ------------------------------------------------------------------------------
Find Your Reportable Taxable Income*:  Tax Rate %                      Is Equivalent To A Taxable Yield Of
---------------------------------------------------------------------------------------------------------------------------------
Single Return       Joint Return
---------------------------------------------------------------------------------------------------------------------------------
$24,000-58,149      $40,100-96,899       31.60     5.85     6.58     7.31     8.04     8.77      9.50    10.23     10.96    11.70
---------------------------------------------------------------------------------------------------------------------------------
$58,150-121,299     $96,900-147,699      34.45     6.10     6.86     7.63     8.39     9.15      9.92    10.68     11.44    12.20
---------------------------------------------------------------------------------------------------------------------------------
$121,300-263,749    $147,700-263,749     39.20     6.58     7.40     8.22     9.05     9.87     10.69    11.51     12.34    13.16
---------------------------------------------------------------------------------------------------------------------------------
$263,750-Over       $263,750-Over        42.62     6.97     7.84     8.71     9.59    10.46     11.33    12.20     13.07    13.94
---------------------------------------------------------------------------------------------------------------------------------

To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. This table incorporates 1997 federal and Maryland personal income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

* Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect other possible tax factors such as AMT, personal exemptions, the phase-out of exemptions, itemized deductions or the possible partial disallowance of deductions. You are urged to consult your own tax advisor in this regard.


Defined Advantages

Professional Selection

Our team of professional buyers is responsible for selecting the bonds for every Municipal Investment Trust. Only those issues that meet our research analysts' stringent criteria are included.

Diversification

The Portfolio is diversified among several bond issuers. Spreading your investment helps to reduce your risk.

Return of Principal

Principal from sales, calls and maturities of bonds in the Portfolio will be distributed to you periodically when the amount is more than $5.00 per unit.

Defining Your Costs

If you buy units within the first 45 days of the initial offering period, all of your sales charge will be deferred. This means more of your investment dollars are put to work for you. You'll pay a total of $15 per year for three years on about $1,000 invested. After three years, there will be no further sales charge.

You Can Cash In Your Investment Any Time

Your investment can be sold any time. The price you receive will be based on the net asset value when you sell, which may be more or less than you paid initially due to sales charges, market fluctuations and other factors. If you sell your investment before the third anniversary of the Fund, you will pay the remaining balance of your $45 deferred sales charge (based on a $1,000 investment).

Credit Safety of Insured Bonds

The bonds in some Portfolios are insured. This insurance guarantees the timely payment of principal and interest of the bonds in the Fund, but not the Fund as a whole. However, insurance does not remove market risk and is subject to the insurers' ability to meet their commitments. Terms of the insurance are more fully described in the prospectus.

You Could Be Earning Tax-Free Income Right Now!

You can get started right now with as little as $1,000. Get the most out of your investment and reduce your tax burden by investing in Defined Asset Funds-- Maryland Trusts. Contact your financial professional for a free prospectus containing more complete information on any Defined Municipal Investment Trust, including all charges and expenses. Read the prospectus carefully before investing.

Other Tax-Free
Defined Asset Funds

      Municipal Investment Trust Funds

       o Insured Series
       o Intermediate Series
       o Investment Grade Series
       o National Series
       o State Series

Other Defined Asset Funds

      Corporate Income Funds
      Government Securities Income Funds
      International Bond Funds

Equity Income Funds Utility Series

      15th Utility Common Stock Series

Index Series

      S&P 500 Index Trust 2
      S&P MidCap Index Trust

Concept Series

      Premier American Portfolio
      Health Care Trust II
      Tele-Global Trust 2
      Real Estate Income Fund 2

Select Series

      Select Ten Portfolio (DJIA)
      Hong Kong Portfolio (Hang Seng Index)
      United Kingdom Portfolio (Financial Times Index)
      Japan Portfolio (Nikkei 225 Index)
      Select Growth Portfolio
      Select S&P Intrinsic Value Portfolio
      Select S&P Industrial Portfolio


Information contained herein is subject to amendment. A registration statement relating to the securities of the next series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


(Seal) Printed on Recycled Paper                                  11582BR-2/97

     [Copyright] 1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
                                 Member SIPC.